                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                      For the Month Ending: April 30, 2004

BEGINNING BALANCE IN ALL ACCOUNTS                                               $ 14,171,418.23

RECEIPTS:
     1. Receipts from Operations                                                $             -
     2. Other Receipts                                                          $     12,270.21
         Preference Action Collections                                          $     32,300.00
         Other receipts (Received on behalf of Affiliates)                      $             -
                                                                                ---------------

TOTAL RECEIPTS                                                                  $     44,570.21

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                            $     39,653.64
         b. Others                                                              $     39,652.99
     4. Taxes
         a. Federal Income Taxes                                                $     21,249.21
         b. FICA Withholdings                                                   $      6,216.08
         c. Employee's withholdings                                             $        153.94
         d. Employer's FICA                                                     $      6,216.07
         e. Federal Unemployment Taxes                                          $             -
         f. State Income Tax                                                    $      5,450.46
         g. State Employee withholdings                                         $        191.85
         h. All other state taxes                                               $      1,292.00

     5. Necessary Expenses
         a. Rent or mortgage payment(s)                                         $     16,407.00
         b. Utilities                                                           $      4,481.73
         c. Insurance                                                           $     14,993.13
         d. Merchandise bought for manufacture or sell                          $             -
         e. Other necessary expenses                                                          -
             Professional and Bankruptcy Court Related Fees and Expenses        $    114,594.68
             Employee Expenses                                                  $      7,007.49
             Office Supplies & Expenses                                         $      4,857.84
             Other                                                              $     10,474.80
                                                                                ---------------

TOTAL DISBURSEMENTS                                                             $    292,892.91
Add: Disbursements made on behalf of Parent or Affiliates                       $     43,126.26
                                                                                ---------------
ADJUSTED TOTAL DISBURSEMENTS                                                    $    336,019.17

                                                                                ---------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                             $   (291,448.96)

ENDING BALANCE IN Bank of America - Master  03751046297                         $    158,350.44
ENDING BALANCE IN Bank of America - Disbursement  03299976144                   $    345,115.66
ENDING BALANCE IN Bank of America - Payroll  03299944407                        $     93,674.04
ENDING BALANCE IN Bank of America - Payroll Taxes  03751301149                  $     53,197.61
ENDING BALANCE IN Bank of America - Money Market  851018                        $  7,966,595.31
ENDING BALANCE IN Deustch Bank - S/T Investment 206-19648                       $  5,263,036.21

                                                                                ---------------
ENDING BALANCE IN ALL ACCOUNTS                                                  $ 13,879,969.27
                                                                                ===============

                            OPERATING REPORT Page 1

                           IN THE UNITED STATES COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                      For the Month Ending: April 30, 2004

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

DATE RECEIVED               DESCRIPTION                                             AMOUNT
-------------       ---------------------------                                 ---------------
04/16/04            Apto Solutions                                              $        314.67
04/16/04            Bill Nipper                                                 $         55.00
04/16/04            Arlington Computer Products                                 $     10,000.00
04/16/04            Comcast                                                     $      1,200.00
04/16/04            Ying Wang                                                   $     11,100.00
04/28/04            Fedex                                                       $     10,000.00
                                                                                ---------------
                                                            Total WAXS Receipts $     32,669.67
                                                                                ===============

                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                      For the Month Ending: April 30, 2004

Bank: Bank of America (Nations Funds)
Location: Charlotte, NC
Account Name: Money Market
Account Number: 851018

DATE RECEIVED               DESCRIPTION                                             AMOUNT
-------------       ---------------------------                                 ---------------
04/30/04            Interest Received                                           $      8,197.53
                                                                                ---------------
                                                            Total WAXS Receipts $      8,197.53
                                                                                ===============

                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                      For the Month Ending: April 30, 2004

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-19648

DATE RECEIVED               DESCRIPTION                                             AMOUNT
-------------       ---------------------------                                 ---------------
04/30/04            Interest Received                                           $      3,703.01
                                                                                ---------------
                                                            Total WAXS Receipts $      3,703.01
                                                                                ===============

                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: April 30, 2004

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

DATE DISBURSED             DESCRIPTION                                              AMOUNT
--------------      ---------------------------                                 ---------------
  04/01/04          EZ-Com Technologies                                         $     13,000.00
  04/05/04          Bank Fees                                                   $         30.00
  04/07/04          Debra Dawn                                                  $      2,063.33
  04/20/04          Merrill Lynch                                               $        153.94
                                                                                ---------------
                                                       Total WAXS Disbursements $     15,247.27
                                                                                ===============

Less: Disbursements made to or on behalf of Parent or Affiliates.

Facilicom
  04/01/04          EZ-Com Technologies                                         $     13,000.00
                                                                                ---------------
                                                       Total Affiliate Payments $     13,000.00

                                                                                ---------------
                                                       Total WAXS Disbursements $      2,247.27
                                                                                ===============

                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: April 30, 2004

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 03299944407

DATE DISBURSED      CHECK NUMBER        DESCRIPTION                                 AMOUNT
--------------      ------------       --------------                           ---------------
04/06/04              Multiple         Payroll Checks                           $     39,763.27
04/20/04              Multiple         Payroll Checks                           $     39,543.36
                                                                                ---------------
                                                       Total WAXS Disbursements $     79,306.63
                                                                                ===============

                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: April 30, 2004

Bank: Bank of America
Location: Dallas, TX
Account Name: Corporate Disbursement
Account Number: 03299976144

DATE DISBURSED      CHECK NUMBER                    DESCRIPTION                     AMOUNT
--------------      ------------       --------------------------------------   ---------------
  04/01/04             37078           Apollo Consulting                        $      2,000.00
  04/01/04             37079           BellSouth                                $        482.49
  04/01/04             37080           Debra Dawn                               $      1,146.45
  04/01/04             37081           Federal Express                          $        126.54
  04/01/04             37082           Metropolitan Life Insurance              $      6,083.83
  04/01/04             37083           North Atlanta Realty Acquisition         $      9,251.67
  04/01/04             37084           New Jersey Dept. of Labor                $         12.73
  04/01/04             37085           Nextel Communications                    $        392.26
  04/01/04             37086           SBC-Pacbell                              $        119.57
  04/01/04             37087           Kamran Saeed                             $        250.00
  04/01/04             37088           United HealthCare                        $      7,642.47
  04/08/04             37089           Federal Express                          $         93.09
  04/08/04             37090           Gardner, Carton & Douglas                $      1,080.55
  04/08/04             37091           Jenner & Block, LLC                      $     45,066.70
  04/08/04             37092           Lanier Parking Systems                   $        550.00
  04/08/04             37093           Levine & Block                           $     34,899.18
  04/08/04             37094           MCI Worldcom                             $      2,511.27
  04/08/04             37095           MCI Worldcom                             $         45.37
  04/08/04             37096           SBC-Pacbell                              $         95.17
  04/08/04             37097           Poorman-Douglas Corporation              $      1,896.32
  04/08/04             37098           Kamran Saeed                             $        250.00
  04/08/04             37099           State Compensation Insurance Fund        $      1,266.83
  04/08/04             37100           Ann Wallace                              $      2,877.02
  04/08/04             37101           Winstead Sechrest & Minick, P.C.         $     11,583.46
  04/16/04             37102           Copier Solutions                         $        495.00
  04/16/04             37103           Ernst & Young, LLP                       $     16,850.40
  04/16/04             37104           Federal Express                          $        278.77
  04/16/04             37105           Judco Management, Inc.                   $      8,625.00
  04/16/04             37106           Michael Mies                             $      2,796.44
  04/16/04             37107           Nextel Communications                    $        278.48
  04/16/04             37108           SBC-Pacbell                              $        340.22
  04/16/04             37109           Kamran Saeed                             $        250.00
  04/16/04             37110           San Diego Gas & Electric                 $        216.90
  04/16/04             37111           Mark Warner                              $      5,000.00
  04/23/04             37112           Vanguard Archives                        $        666.13
  04/23/04             37113           Armstrong Teasdale, LLP                  $      3,044.78
  04/23/04             37114           Block Legal Video                        $      2,182.00
  04/23/04             37115           Continental Stock Transfer & Trust Co.   $        894.64
  04/23/04             37116           Federal Express                          $        210.55
  04/23/04             37117           H. Peter Gant                            $        271.75
  04/23/04             37118           Katten Muchin Zavis Roseman              $      8,536.73

                            OPERATING REPORT Page 7                  Page 1 of 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: April 30, 2004

Bank: Bank of America
Location: Dallas, TX
Account Name: Corporate Disbursement
Account Number: 03299976144

DATE DISBURSED      CHECK NUMBER               DESCRIPTION                          AMOUNT
--------------      ------------       ----------------------------             ---------------
  04/23/04             37119           Katherine Levesque                       $        729.52
  04/23/04             37120           MDC-Mark II                              $     16,407.00
  04/23/04             37121           Nowalsky, Bronston & Gothard             $        531.97
  04/23/04             37122           Osborne-Clarke                           $        506.05
  04/23/04             37123           OSHA                                     $        400.00
  04/23/04             37124           Royal Cup, Inc.                          $        179.25
  04/23/04             37125           Kamran Saeed                             $        250.00
                                                                                ---------------
                                                                         Total  $    199,664.55

Less: Disbursements made to or on behalf of Parent or Affiliates.

WA Telecom Products Co., Inc.
  04/01/04             37083           North Atlanta Realty Acquisition         $      9,251.67

Facilicom
  04/16/04             37105           Judco Management, Inc.                   $      8,625.00

World Access Telecommunication Group, Inc.
  04/08/04             37101           Winstead Sechrest & Minick, P.C.         $     11,583.46
  04/23/04             37112           Vanguard Archives                        $        666.13
                                                                                ---------------
                                                      Total Affiliate Payments  $     30,126.26
                                                                                ---------------
                                                      Total WAXS Disbursements  $    169,538.29
                                                                                ===============

                      OPERATING REPORT Page 7                        Page 2 of 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: April 30, 2004

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 0751301149

DATE DISBURSED             DESCRIPTION                                              AMOUNT
--------------      ---------------------------                                 ---------------
04/06/04            Payroll Taxes                                               $     21,410.83
04/20/04            Payroll Taxes                                               $     19,204.84
04/30/04            Processing Fees                                             $      1,185.05
                                                                                ---------------
                                                      Total WAXS Disbursements  $     41,800.72
                                                                                ===============

                            OPERATING REPORT Page 8

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                      For the Month Ending: April 30, 2004

STATEMENT OF INVENTORY

Beginning Inventory                            $          -
Add: purchases                                 $          -
Less: goods sold                               $          -
                                               ------------
Ending inventory                               $          -
                                               ============

PAYROLL INFORMATION STATEMENT

Gross payroll for this period                  $ 120,076.24
Payroll taxes due but unpaid                   $          -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                             DATE REGULAR         AMOUNT OF              NUMBER OF               AMOUNT OF
NAME OF CREDITOR/LESSOR     PAYMENT IS DUE     REGULAR PAYMENT     PAYMENTS DELINQUENT      PAYMENTS DELINQUENT
-----------------------     --------------     ---------------     -------------------      -------------------
Xerox Corporation              Monthly         $      1,247.84             10               $         12,478.40

                            OPERATING REPORT Page 9

                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                      For the Month Ending: April 30, 2004

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                     3RD PARTY       INTERCOMPANY        TOTAL
                                      --------------   --------------   --------------
Beginning of month balance            $            -   $14,082,499.60   $14,082,499.60
Add: sales on account                 $            -   $            -   $            -
        expenses paid for affiliate   $            -   $    43,126.26   $    43,126.26
        cash advanced to affiliate    $            -   $            -   $            -
Less: collections                     $            -   $            -   $            -
                                      --------------   --------------   --------------
End of month balance                  $            -   $14,125,625.86   $14,125,625.86
                                      ==============   ==============   ==============

0-30 Days        31-60 Days             61-90 Days      Over 90 Days    End of Month Total
---------      --------------         --------------   --------------   ------------------
$       -      $            -         $            -   $            -   $                -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                 3RD PARTY        INTERCOMPANY        TOTAL
                                               --------------    --------------   --------------
Beginning of month balance                     $ 1,795,352.17    $22,401,305.15   $24,196,657.32
Add: sales on account                          $   (28,383.19)   $            -   $   (28,383.19)
        Cash received on behalf of Affiliate   $            -    $            -   $            -
        Cash received from Affiliate           $            -    $            -   $            -
Less: payments                                 $  (292,892.91)   $            -   $  (292,892.91)
                                               --------------    --------------   --------------
End of month balance                           $ 1,474,076.07    $22,401,305.15   $23,875,381.22
                                               ==============    ==============   ==============

  0-30 Days          31-60 Days         61-90 Days      Over 90 Days    End of Month Total
-------------   -------------------   --------------   --------------   ------------------
$ 136,151.06   $         82,203.32    $    16,442.55   $ 1,239,279.14   $     1,474,076.07

                            OPERATING REPORT Page 10

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                      For the Month Ending: April 30, 2004

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.   Federal income taxes          Yes (X)          No ( )

2.   FICA withholdings             Yes (X)          No ( )

3.   Employee's withholdings       Yes (X)          No ( )

4.   Employer's FICA               Yes (X)          No ( )

5.   Federal unemployment taxes    Yes (X)          No ( )

6.   State income tax              Yes (X)          No ( )

7.   State employee withholdings   Yes (X)          No ( )

8.   All other state taxes         See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 11

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                   _____________________________________________
                                   For the Debtor In Possession

                                   Henry C. Lyon
                                   Designated Officer

                            OPERATING REPORT Page 12